EXHIBIT 99.1

JOINT FILER INFORMATION
Title of Non-Derivative Securities: Common Stock
Issuer & Ticker Symbol: AvalonBay Communities, Inc. (AVB)
Date of event requiring statement: 05/28/13

Designated Filer:
Lehman Brothers Holdings Inc.
1271 Avenue of the Americas
New York, NY 10020

Other Joint Filer Information:
Jupiter Enterprise LP, a Delaware limited partnership, an indirect wholly-owned subsidiary of the Reporting Person.
c/o Lehman Brothers Holdings Inc.
1271 Avenue of the Americas
New York, NY 10020

Relationship of Joint Filer to Issuer: 10% Owner
Ownership Form: Direct

Each of the following Joint Filers:
Relationship of Joint Filers to Issuer: 10% Owners
Ownership Form: Indirect

ACQ SPV I Holdings LLC
Lehman ALI Inc.
Lehman Commercial Paper Inc.
ACQ SPV II Paper LLC
Real Estate Private Equity Inc.
REPE Jupiter GP Holdings LLC
Jupiter Multifamily (Governance) LLC
Jupiter Multifamily (GP) LLC
Jupiter Multifamily JV LP
Jupiter Enterprise GP LLC

Signatures of Joint Filers:

ACQ SPV I HOLDINGS LLC

By: Lehman Brothers Holdings Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

LEHMAN ALI INC.

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

ACQ SPV II PAPER LLC

By: Lehman Commercial Paper Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

REAL ESTATE PRIVATE EQUITY INC.

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

REPE JUPITER GP HOLDINGS LLC

By: Real Estate Private Equity Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

JUPITER MULTIFAMILY (GOVERNANCE) LLC

By: REPE Jupiter GP Holdings LLC, its managing member

By: Real Estate Private Equity Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

JUPITER MULTIFAMILY (GP) LLC

By: Jupiter Multifamily (Governance) LLC, its sole member

By: REPE Jupiter GP Holdings LLC, its managing member

By: Real Estate Private Equity Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

JUPITER MULTIFAMILY JV LP

By: Jupiter Multifamily (GP) LLC, its general partner

By: Jupiter Multifamily (Governance) LLC, its sole member

By: REPE Jupiter GP Holdings LLC, its managing member

By: Real Estate Private Equity Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

JUPITER ENTERPRISE GP LLC

By: Jupiter Multifamily JV LP, its sole member

By: Jupiter Multifamily (GP) LLC, its general partner

By: Jupiter Multifamily (Governance) LLC, its sole member

By: REPE Jupiter GP Holdings LLC, its managing member

By: Real Estate Private Equity Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

JUPITER ENTERPRISE LP

By: Jupiter Enterprise GP LLC, its general partner

By: Jupiter Multifamily JV LP, its sole member

By: Jupiter Multifamily (GP) LLC, its general partner

By: Jupiter Multifamily (Governance) LLC, its sole member

By: REPE Jupiter GP Holdings LLC, its managing member

By: Real Estate Private Equity Inc., its managing member

By:	/s/ William J. Fox
	Name:	William J. Fox
	Title:	Executive Vice President and Chief Financial Officer

Date: 05/28/13